Phoenix Wealth Accumulator PHOLIO,

Phoenix Wealth Builder PHOLIO

and Phoenix Wealth Guardian PHOLIO,

each a series of Phoenix Opportunities Trust

Supplement dated September 19, 2008 to the PHOLIOs Prospectus dated January 31, 2008, as supplemented June 25, 2008 and August 6, 2008 and to the Statement of Additional Information (“SAI”)

dated January 31, 2008, as supplemented March 10, 2008, April 8, 2008,

May 1, 2008, May 29, 2008, May 30, 2008, June 13, 2008,

June 19, 2008, June 25, 2008, August 6, 2008 and September 12, 2008

IMPORTANT NOTICE TO INVESTORS

Effective September 22, 2008, the voluntary expense limitation arrangement provided by the fund’s investment adviser will be discontinued. Accordingly, all references in the fund’s prospectus and SAI to the expense limitation arrangement are amended to reflect that it is discontinued effective September 22, 2008.

Investors should retain this supplement with the Prospectus

and SAI for future reference.

PXP 5018/WA&WB&WG Caps (09/08)